UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2024
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001710798
Wells Fargo Commercial Mortgage Trust 2017-C39
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000312070
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001624053
Argentic Real Estate Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542105
Basis Real Estate Capital II, LLC
(Exact name of sponsor as specified in its charter)

New York	333-206677-17	38-4041040 38-4041041 38-7187294
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 214-5600
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Hilton Garden Inn Chicago/North Loop Mortgage Loan, which constituted approximately 1.2% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of October 1, 2017, relating to the Wells Fargo Commercial Mortgage Trust 2017-C40 filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on October 23, 2017 (the “WFCMT 2017-C40 PSA”).  Pursuant to Section 7.01(d) of the WFCMT 2017-C40 PSA, Greystone Servicing Company LLC, a Delaware limited liability company (as successor to C-III Asset Management LLC), was removed as special servicer of the Hilton Garden Inn Chicago/North Loop Mortgage Loan and LNR Partners, LLC (“LNR”), a Florida limited liability company, was appointed as the successor special servicer of the Hilton Garden Inn Chicago/North Loop Mortgage Loan under the WFCMT 2017-C40 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of July 19, 2024, the Hilton Garden Inn Chicago/North Loop Mortgage Loan will be specially serviced, if necessary, pursuant to the WFCMT 2017-C40 PSA, by LNR.  The principal executive offices of LNR are located at 2340 Collins Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony J. Sfarra
Anthony J. Sfarra, President

Date:  July 19, 2024